                                                                    EXHIBIT 99.1

                          Georgia-Pacific Corporation

                      Building Products Plants and Mills
                 Capacities are stated as of December 30, 2000

     Structural Panel Plants:  23
     ----------------------------
     Softwood Plywood Plants:  16                                    Oriented Strand Board Plants:  7
     5,521,000,000 sq. ft. annual capacity, 1/8" basis               2,275,000,000 sq. ft. annual capacity, ." basis
     5,384,000,000 sq. ft. 2000 shipments    Capacity:  sq. ft.      1,887,000,000 sq. ft. 2000 shipments    Capacity:  sq. ft.
     ----------------------------------------------------------      ----------------------------------------------------------
                                                                     Arkansas
                                                                     Fordyce........................................  410,000,000
                                                                     Maine
     Alabama                                                         Woodland.......................................  200,000,000
     Peterman....................................  315,000,000       Mississippi
     Talladega...................................  322,000,000       Grenada........................................  375,000,000
     Arkansas                                                        North Carolina
     Crossett....................................  680,000,000       Dudley.........................................  170,000,000
     Fordyce.....................................  310,000,000       Virginia
     Florida                                                         Brookneal......................................  380,000,000
     Hawthorne...................................  370,000,000       Skippers.......................................  365,000,000
     Georgia                                                         West Virginia
     Madison.....................................  367,000,000       Mt. Hope.......................................  375,000,000
     Monticello..................................  347,000,000
     Warm Springs................................  340,000,000
                                                                     Industrial Panel Plants:  20
                                                                     ----------------------------

     Mississippi                                                     Hardboard Plants:  5
                                                                     1,005,000,000 sq. ft. annual capacity, 1/8" basis
                                                                     900,000,000 sq. ft. 2000 shipments..........Capacity sq. ft.
     Gloster.....................................  285,000,000
     Louisville..................................  290,000,000       Minnesota
     Taylorsville................................  355,000,000       Duluth.........................................  280,000,000
                                                                     North Carolina
                                                                     Conway.........................................  205,000,000
     North Carolina
     Dudley......................................  366,000,000
     Whiteville..................................  328,000,000
     South Carolina                                                  South Carolina
     Prosperity..................................  250,000,000       Catawba........................................  290,000,000
     Russellville................................  260,000,000

     Virginia                                                        Wisconsin
     Emporia.....................................  336,000,000       Phillips.......................................   90,000,000
                                                                     Superior.......................................  140,000,000

                          Georgia-Pacific Corporation
                Building Products Plants and Mills (continued)

Particleboard Plants:  8                                        Medium density Fiberboard Plants:  3
1,362,000,000 sq. ft. annual capacity, 1/4" basis               291,000,000 sq. ft. annual capacity, 3/4" basis
1,148,000,000 sq. ft. 2000 shipments       Capacity:  sq. ft.   237,000,000 sq. ft. 2000 shipments                Capacity:  sq. ft.
-------------------------------------------------------------   --------------------------------------------------------------------
Georgia                                                         Georgia
Monticello.......................................   62,000,000  Monticello........................................   36,000,000
Vienna...........................................  150,000,000  South Carolina
Michigan                                                        Holly Hill........................................  100,000,000
Gaylord..........................................  270,000,000  Canada
Mississippi                                                     Sault Sainte Marie, Ontario.......................  155,000,000
Louisville.......................................  160,000,000
Oxford...........................................  200,000,000  Softboard Plant:  1
                                                                250,000,000 sq. ft. annual capacity,1/2" basis
                                                                209,000,000 sq. ft. 2000 shipments            Capacity:  sq. ft.
                                                                ----------------------------------------------------------------

Taylorsville.....................................  185,000,000  Virginia
South Carolina                                                  Jarratt...........................................  250,000,000
Russellville.....................................  185,000,000  Other Wood Panel Plant:  1
                                                                --------------------------
Canada                                                          Particleboard Cut-to-size Operation:  1
                                                                28,000,000 sq. ft. annual capacity
                                                                25,000,000 sq. ft. 2000 shipments............Capacity:  sq. ft.
                                                                ---------------------------------------------------------------
Bancroft, Ontario................................  150,000,000  Mississippi
                                                                Eupora............................................   28,000,000
Hardwood Plywood Plants:  2
366,000,000 sq. ft. annual capacity, surface measure basis
324,000,000 sq. ft. 2000 shipments........Capacity:  sq. ft.
------------------------------------------------------------
Georgia
Savannah.........................................  126,000,000
Oregon
Eugene...........................................  240,000,000

                          Georgia-Pacific Corporation
                Building Products Plants and Mills (continued)

Lumber Mills:  36
----------------------------

Southern Pine Sawmills:  20                                       Southern Pine Stud Mills:  4
1,778,000,000 bd. ft. annual capacity                             283,000,000 bd. ft. annual capacity
1,617,000,000 bd. ft. 2000 shipments         Capacity:  bd. ft.   271,000,000 bd. ft. 2000 shipments           Capacity:  bd. ft.
---------------------------------------------------------------   ---------------------------------------------------------------
Alabama                                                           Arkansas
Fayette                                            122,000,000    Crossett...........................................  70,000,000
Arkansas                                                          Georgia
El Dorado                                          110,000,000    Monticello.........................................  74,000,000
Florida                                                           Mississippi
Cross City                                          84,500,000    Taylorsville.......................................  67,000,000
Palatka                                             76,000,000    South Carolina
Georgia                                                           Russellville.......................................  72,000,000
Claxton                                             85,000,000
                                                                  Western Softwood Sawmills:  3
                                                                  437,000,000 bd. ft. annual capacity
                                                                  373,000,000 bd. ft. 2000 shipments         Capacity:  bd. ft.
                                                                  -------------------------------------------------------------
Sterling                                           106,000,000    California
Warrenton                                           85,000,000    Ft. Bragg                                         144,000,000
Mississippi                                                       Oregon
Bay Springs                                        123,500,000    Coos Bay                                          173,000,000
Columbia                                           115,000,000    Philomath                                         120,000,000
New Augusta                                        100,000,000
Roxie                                              104,500,000    Southern Hardwood Sawmills:  2
                                                                  39,000,000 bd. ft. annual capacity
                                                                  47,000,000 bd. ft. 2000 shipments       Capacity:  bd. ft.
                                                                  ----------------------------------------------------------
North Carolina                                                    North Carolina
Ahoskie                                             78,000,000    Bowdens                                            19,000,000
Creedmoor                                           71,000,000    Enfield                                            20,000,000
Dudley                                              83,500,000
Whiteville                                          72,000,000
Oklahoma
Idabel                                             100,000,000
South Carolina
McCormick                                           70,000,000
Prosperity                                          85,000,000
Varnville                                           72,000,000
Virginia
Wakefield                                           35,000,000

                          Georgia-Pacific Corporation
                Building Products Plants and Mills (continued)

                                                                  Other Lumber Facilities:  17
                                                                  ------------------------------
Eastern Softwood Sawmill:  1                                      Laminated Veneer Lumber Mill:  1
66,000,000 bd. ft. annual capacity                                5,000,000 cu. Ft. annual capacity
17,000,000 bd. ft. 2000 shipments          Capacity:  bd. ft.     4,900,000 cu. Ft. 2000 shipments            Capacity:  cu. ft.
-------------------------------------------------------------     --------------------------------------------------------------
Maine                                                             North Carolina
Woodland..........................................  66,000,000    Roxboro.............................................  5,000,000

                                                                  Lumber Planing Operations: 2
                                                                  50,000,000 sq. ft. annual capacity
                                                                  31,000,000 sq. ft. 2000 shipments............Capacity:  sq. ft.
                                                                  ---------------------------------------------------------------
Appalachian Hardwood Sawmills:  6
105,000,000 bd. ft. annual capacity
100,000,000 bd. ft. 2000 shipments..........Capacity:  bd. ft.    Mississippi
--------------------------------------------------------------
                                                                  Tylertown..........................................  27,000,000
Pennsylvania                                                      Virginia
Marble............................................  18,000,000    Suffolk............................................  23,000,000
Tioga.............................................  18,000,000    I Beam Manufacturing Operations:  2
                                                                  48,000,000 l. ft. annual capacity
                                                                  45,500,000 l. ft. 2000 shipments..............Capacity:  l. ft.
                                                                  ---------------------------------------------------------------
Virginia                                                          Florida
Buena Vista.......................................  14,000,000    Ocala..............................................  24,000,000
West Virginia                                                     North Carolina
Green Valley......................................  20,000,000    Roxboro............................................  24,000,000
Rainelle..........................................  18,000,000    Pressure Treating Facilities:  12
                                                                  ---------------------------------
Richwood..........................................  17,000,000    Alabama - Louisville, Athens, Nauvoo
                                                                  Florida - Rockledge
                                                                  Georgia - Sterling
                                                                  Illinois - Rochelle
                                                                  Indiana - Richmond
                                                                  Missouri - Pleasant Hill
                                                                  North Carolina - Henderson, Roanoke Rapids
                                                                  South Carolina - Rock Hill
                                                                  Texas - Minola

                          Georgia-Pacific Corporation
                Building Products Plants and Mills (continued)

Gypsum                                                            Other Gypsum Plants:  6
------------------                                                ----------------------------
Gypsum Board Plants:  19                                          Fire Door Core Plants:  2
6,686,000,000 sq. ft. annual capacity                             650,000 cores annual capacity
5,008,000,000 sq. ft. 2000 shipments       Capacity:  sq. ft.     299,000 cores 2000 shipments              Capacity:  cores
--------------------------------------------------------------    ----------------------------------------------------------
California                                                        Missouri
Antioch..........................................  340,000,000    Cuba............................................. 335,000
Long Beach.......................................  330,000,000    Oregon
Georgia                                                           Canby............................................ 315,000
Brunswick........................................  570,000,000
Savannah.........................................  300,000,000    Gypsum Joint System Plants:  4
Indiana                                                           131,000 tons annual capacity
 Wheatfield......................................  500,000,000    72,000 tons 2000 shipments......................Capacity:  tons
                                                                  ---------------------------------------------------------------
Iowa                                                              Florida
Fort Dodge.......................................  390,000,000    Ft. Lauderdale...................................  14,000
Kansas                                                            Georgia
Blue Rapids......................................  160,000,000    Marietta.........................................  39,000
Nevada                                                            Texas
Las Vegas........................................  270,000,000    Acme (at gypsum board plant).....................  30,000
New Hampshire                                                     Virginia
Newington........................................  600,000,000    Milford..........................................  28,000
New Jersey                                                        Canada
Camden...........................................  316,000,000    Longueuil, Quebec................................  20,000
Texas
Acme.............................................  645,000,000
Sweetwater.......................................  320,000,000    Gypsum Plaster Mills (at gypsum board plants)
                                                                  483,000 tons annual capacity
                                                                  540,000 tons 2000 shipments.....................Capacity:  tons
                                                                  ---------------------------------------------------------------
Utah                                                              California
Sigurd...........................................  160,000,000    Antioch..........................................  30,000
Washington                                                        Long Beach.......................................  70,000
Tacoma...........................................  400,000,000    Georgia
Wyoming                                                           Brunswick........................................  30,000
Lovell...........................................  300,000,000    Kansas
Canada                                                            Blue Rapids...................................... 248,000
Caledonia, Ontario (East)........................  475,000,000    New Jersey
Edmonton, Alberta................................  250,000,000    Camden...........................................  30,000
Surrey, British Columbia.........................  220,000,000    Utah
Winnipeg, Manitoba...............................  140,000,000    Sigurd...........................................  65,000
                                                                  Canada
                                                                  Winnipeg, Manitoba...............................  10,000

                           Georgia-Pacific Corporation
                Building Products Plants and Mills (continued)

Chemicals
---------------
Formaldehyde Plants:  15                                         Thermosetting Resin Plants:  15
2,621,000,000 lbs. Annual capacity                               3,444,000,000 lbs. annual capacity
2,291,000,000 lbs. 2000 shipments             Capacity:  lbs.    3,512,000,000 lbs. 2000 shipments          Capacity:  lbs.
-------------------------------------------------------------    ---------------------------------------------------------
Arkansas                                                         Arkansas
Crossett.........................................  180,000,000   Crossett....................................  258,000,000
Georgia                                                          California
Vienna...........................................  120,000,000   Elk Grove...................................   55,000,000
Michigan                                                         Ukiah.......................................  160,000,000
Beaver Creek.....................................  145,000,000   Georgia
Mississippi                                                      Savannah (Port Wentworth)...................  180,000,000
Louisville.......................................  150,000,000   Vienna......................................  250,000,000
Taylorsville.....................................  290,000,000   Michigan
North Carolina                                                   Beaver Creek................................  251,000,000
Conway...........................................  159,000,000   Mississippi
Healing Springs..................................  175,000,000   Louisville..................................  295,000,000
Ohio                                                             Taylorsville................................  225,000,000
Columbus.........................................  235,000,000   North Carolina
Oregon                                                           Conway......................................  375,000,000
Albany...........................................  178,000,000   Ohio
White City.......................................  288,000,000   Columbus....................................  110,000,000
South Carolina                                                   Oregon
Hampton *........................................   65,000,000   Albany......................................  235,000,000
Rock Hill........................................  104,000,000   Eugene......................................  160,000,000
Russellville.....................................  278,000,000   White City..................................  235,000,000
Texas                                                            South Carolina
Houston..........................................  110,000,000   Russellville................................  325,000,000
Lufkin...........................................  145,000,000   Texas
                                                                 Lufkin......................................  330,000,000

* Sold in February 2001.

                          Georgia-Pacific Corporation
                Building Products Plants and Mills (continued)

Other Building Products Facilities
Roofing Plant - Felt:  1                                         Other Paperboard Mills - Gypsum Paperboard (G):  4
30,000 tons annual capacity                                      311,000 tons annual capacity
22,000 tons 2000 shipments                 Capacity:  tons       269,000 tons 2000 shipments                Capacity:  tons
----------------------------------------------------------       ----------------------------------------------------------
Oklahoma:  Pryor
Dry roofing felt.................................   30,000       California
                                                                 San Leandro (G) ...............................    72,000
                                                                 New Jersey
                                                                 Delair (G).....................................    60,000
                                                                 Oklahoma
                                                                 Pryor (G)......................................    69,000
Tall Oil and Specialty Chemical Plants:  3                       Canada
408,000,000 lbs. Annual capacity           Capacity:  lbs.       Thorold (G)....................................   110,000
----------------------------------------------------------
Arkansas:  Crossett (2 plants)
  Tall oil...................................   34,000,000
  8,000,000 lbs. 2000 shipments
Tall Oil Distillation........................  220,000,000
  232,000,000 lbs. 2000 shipments
  Rosin derivatives..........................   18,000,000
  18,000,000 lbs. 2000 shipments
  Rosin size.................................  107,000,000
  62,000,000 lbs. 2000 shipments
Illinois
Chicago......................................   29,000,000
  15,000,000 lbs. 2000 shipments

                          Georgia-Pacific Corporation
                    Building Products Distribution Centers

Domestic:  64
Alabama                        Louisiana                      North Dakota
Birmingham                     Baton Rouge                    Fargo
Arkansas                       New Orleans                    Ohio
                               Shreveport
Little Rock                    Maine                          Akron
California                     Portland                       Oklahoma
Fremont                        Maryland                       Tulsa
Los Angeles                    Baltimore                      Oregon
Riverside                      Massachusetts                  Portland
Sacramento                     Bellingham                     Pennsylvania
San Diego                      Michigan                       Allentown
Colorado                       Detroit                        Pittsburgh
Denver                         Grand Rapids                   South Carolina
Connecticut                    Minnesota                      Charleston
Newtown                        Minneapolis                    South Dakota
Florida                        St. Paul                       Sioux Falls
Jacksonville                   Mississippi                    Tennessee
Lake City                      Jackson                        Erwin
Miami                          Missouri                       Memphis
Pensacola                      Kansas City                    Nashville
Tampa                          Springfield                    Texas
Georgia                        St. Louis                      El Paso
Atlanta                        New Jersey                     Fort Worth
Idaho                          Denville                       Harlingen
Boise                          New Mexico                     Houston
Illinois                       Albuquerque                    Lubbock
Chicago                        New York                       San Antonio
Indiana                        Buffalo                        Vermont
Elkhart                        Long Island                    Burlington
Iowa                           North Carolina                 Virginia
Des Moines                     Asheville                      Norfolk
Kentucky                       Charlotte                      Richmond
Florence                       Raleigh                        Washington
                               Whiteville                     Seattle
International:  1                                             Wisconsin
Vancouver, Canada                                             Wausau

                          Georgia-Pacific Corporation
                 Containerboard and Packaging Plants and Mills
                 Capacities are stated as of December 30, 2000


Linerboard (L) and Medium (M) Mills                                  Corrugated Packaging Plants:  50
3,709,000 tons annual capacity                                       3,542,000 tons annual capacity
3,472,000 tons 2000 shipments               Capacity: tons           2,847,000 tons 2000 shipments
----------------------------------------------------------           -----------------------------
                                                                                                                New Jersey
                                                                     Alabama                                    Milford (2)
Georgia                                                              Huntsville                                 New Mexico
Cedar Springs (L)..............................    828,000           Tarrant City                               Santa Teresa
Cedar Springs (M)..............................    243,000           California                                 New York
Mississippi                                                          Anaheim                                    Batavia
Monticello (L).................................  1,114,000           Buena Park                                 Schenectady
Ohio                                                                 Madera                                     North Carolina
Massilon (M)...................................     85,000           Modesto                                    Asheboro (2)
Oregon                                                               San Francisco                              Ohio
Toledo (L).....................................    522,000           West Fresno                                Akron
Toledo (M).....................................    375,000           Florida                                    Cincinnati
Virginia                                                             Lake Placid                                Circleville
Big Island (L).................................    288,000           Georgia                                    Cleveland
Big Island (M).................................    339,000           Albany                                     West Chester (3)
Florida                                                              Augusta                                    Pennsylvania
Palatka *......................................    100,000           Doraville                                  Bradford
South Carolina                                                       Illinois                                   Mt. Wolf
Sonoco **(M)...................................    190,000           Chicago                                    Philadelphia
                                                                     Mount Olive                                South Carolina
                                                                     Indiana                                    Spartanburg
                                                                     Indianapolis                               Tennessee
                                                                     Iowa                                       Cleveland
* At Palatka Paper Mill                                              Dubuque                                    Lebanon
** Joint Venture                                                     Monticello                                 Memphis
                                                                     Louisiana                                  Ooltewah
                                                                     West Monroe                                Texas
                                                                     Massachusetts                              Denton
                                                                     Franklin                                   Waxahachie
                                                                     Michigan                                   Virginia
                                                                     Milan                                      Martinsville
Other Pulp and Paper Facilities: 2                                   Owosso                                     Washington
Other Converting Plants:  2                  Capacity:  tons         Missouri                                   Olympia
------------------------------------------------------------         Kansas City                                Wisconsin
California:  Madera                                                                                             Oshkosh
  Graphics Coralure............................     18,000                                                      Sheboygan
  3,000 tons shipped in 2000.

Georgia:  Valdosta
  Preprinted linerboard........................     27,000
  30,000 tons 2000 shipments

                          Georgia-Pacific Corporation
                   Bleached Pulp and Paper Plants and Mills

                 Capacities are stated as of December 30, 2000

Communication Papers Mills:  8                                  Fluff (F) and Sulfite (S):  4
2,828,000 tons annual capacity                                  2,014,000 tons annual capacity
2,681,000 tons 2000 shipments       Capacity:  tons             1,744,000 tons 2000 shipments                 Capacity: tons
---------------------------------------------------             ------------------------------------------------------------
Arkansas                                                        Arkansas
Ashdown....... ....................................824,000      Ashdown (HW).........................................145,000
Crossett...........................................224,000      Ashdown (SW)..........................................30,000
Louisiana                                                       Georgia
Port Hudson........................................592,000      Brunswick (F)........................................859,000
Maine                                                           Maine
Woodland...........................................130,000      Woodland (HW)........................................380,000
Oregon                                                          Mississippi
Wauna*.............................................250,000      New Augusta (HW).....................................150,000
Washington                                                      New Augusta (SW).....................................450,000
Camas*.............................................420,000
Wisconsin
Nekoosa............................................203,000
Port Edwards.......................................185,000

                          Georgia-Pacific Corporation

                  Bleached Pulp & Paper Distribution Centers

          Total Locations:  296

Alabama                   Georgia                  Nevada                     Texas
   Birmingham (2)            Atlanta (3)               Las Vegas (3)             Amarillo
   Dothan                    College Park              Sparks                    Austin (2)
   Mobile                    Columbus              New Hampshire                 Carrollton (2)
Alaska                       Doraville                 Concord                   Corpus Christi
   Anchorage                 Gainesville           New Jersey                    Dallas (2)
   Fairbanks                 Macon                     East Rutherford           El Paso (2)
Arizona                      Marietta                  Little Ferry              Ft. Worth
   Flagstaff                 Norcross                  Moonachie                 Garland
   Glendale                  Roswell                   North Bergen              Harlingen
   Mesa                      Savannah              New Mexico                    Houston
   Phoenix                   Valdosta                 Albuquerque (2)            Laredo
   Tucson                 Idaho                       Farmington (2)             Lubbock
   Yuma                      Boise (2)                Gallup                     McAllen
Arkansas                     Idaho Falls              Las Cruces                 San Antonio (2)
   Bentonville            Illinois                    Roswell                    Tyler (2)
   Little Rock               Addison (2)              Santa Fe                Utah
California                   Des Plaines           New York                      Ogden
   Bakersfield (2)           Elk Grove Village        Albany                     Provo
   Burlingame                Itasca (2)               Binghamton                 Salt Lake City (3)
   Chico                     Joliet                   Buffalo                    St. George
   City of Commerce (3)      Lisle                    Deer Park               Virginia
   El Cajon                  Milan                    East Syracuse              Norfolk
   El Centro                 Morton                   Farmingdale (2)            Richmond (2)
   Emeryville                Quincy                   Farmington              Washington
   Escondido              Indiana                     Johnson City               Camas
                                                                                 Kent (3)
   Fresno (3)                Evansville               New York City              Renton
   Gardena                   Fort Wayne               Rochester                  Spokane (2)
   Glover Beach              Indianapolis (2)      North Carolina                Tacoma
   Hayward                   South Bend               Castle Hayne               Yakima
   Los Angeles (3)        Iowa                        Charlotte               West Virginia
   Merced                    Des Moines               Garner                     Huntington
   Mira Loma              Kansas                      Raleigh                 Wisconsin
   Palm Springs              Lenexa                   Rocky Mount                Appleton (2)
   Pleasanton                Olathe                   Winston-Salem              Brookfield
   Rancho Cucamonga (2)      Wichita               North Dakota                  Janesville
   Sacramento             Kentucky                    Fargo                      La Crosse
   Salinas                   Louisville            Ohio                          New Berlin
   San Bernadino          Louisiana                   Cincinnati (2)             North Hudson
   San Diego (4)             Baton Rouge (2)          Cleveland                  Wisconsin Rapids

   San Jose                  Lake Charles             Columbus (3)
   San Luis Obispo           Shreveport               Dayton
   Santa Ana              Maine                       Independence
   Santa Barbara             Bangor                   Milford
   Santa Clara               Westbrook                Toledo
   Santa Rosa (2)         Maryland                 Oklahoma
   Sherman Oaks              Capitol Heights          Oklahoma City (2)
   South San Francisco       Jessup                   Tulsa (2)
   Union City                Rockville             Oregon
   Visalia                Massachusetts               Bend
   West Sacramento           Mansfield (3)            Eugene (2)
Colorado                     Southborough             Medford
   Aurora                 Michigan                    Merrill
   Colorado Springs          Ann Arbor                Milwaukie (3)
   Denver (3)                Kalamazoo                Pendleton
   Eagle                     Lansing (2)              Portland
                                                      Rivergate
   Pueblo                    Livonia (2)              Tigard
                                                      Wauna
Connecticut                  Rochester Hills       Pennsylvania
   Milford                   Southfield               Exton
   Windsor (2)               Sterling Heights         Fort Washington
Delaware                  Minnesota                   Philadelphia (2)
   New Castle (2)            Brooklyn Park            Pittsburgh (2)
Florida                      Minneapolis              Reading
   Clearwater                Roseville                Wayne
   Ft. Lauderdale         Mississippi              Rhode Island
   Ft. Myers                 Tupelo                   East Providence
   Jacksonville (7)       Missouri                 South Carolina
   Longwood                  Independence             Columbia (2)
   Miami (2)                 Joplin                South Dakota
   Miramar                   St. Louis (4)            Sioux Falls (2)
   Orlando (2)            Montana                  Tennessee
   Sarasota                  Billings                 Chattanooga
   St. Petersburg            Great Falls              Knoxville
   Tallahassee               Missoula                 Memphis
   Tampa (4)              Nebraska                    Nashville (2)
   West Palm Beach           Omaha

Canada:   23                                                     Mexico:     27
------------                                                     --------------

Alberta                                                          Acapulco
Calgary                                                          Aguascalientes
Edmonton                                                         Cabo San Lucas
British Columbia                                                 Cancun
New Westminister                                                 Chihuahua
Prince George                                                    Colima
Saanichlon                                                       Guadalajara
Manitoba                                                         Hermosillo
Winnipeg (2)                                                     Iztapalapa
New Brunswick                                                    Juarez
Moncton                                                          Leon
Newfoundland                                                     Los Mochis
Saint John                                                       Matamoros
Nova Scotia                                                      Mazatlan
Dartmouth                                                        Mexico City
Ontario                                                          Monterrey
London                                                           Morelia
Mississauga (2)                                                  Nogales
Ottawa                                                           Nuevo Laredo
Richmond Hill                                                    Obregon
Scarborough                                                      Puerto Vallarta
Windsor                                                          Queretaro
Quebec                                                           Reynosa
La Salle                                                         San Luis Potosi
Quebec                                                           Tijuana
St. Laurent                                                      Tlalnepantla
Saskatchewan                                                     Torreon
Regina
Saskatoon

                          Georgia-Pacific Corporation

                      Consumer Products Plants and Mills

                 Capacities are stated as of December 30, 2000

Tissue Mills:  18                                                Tissue Product Mills:  26
3,356,000 tons annual capacity                                   2,418,500 tons annual capacity
1,081,000 tons 2000 shipments*                Capacity:  tons    1,033,000 tons 2000 shipments*                Capacity: tons
-------------------------------------------------------------    ------------------------------------------------------------
Alabama                                                          Arizona
Neheola.........................................   277,000       Bellemont..........................................   82,000
Arizona                                                          Arkansas
Flagstaff.......................................    42,000       Crossett...........................................  227,500
Arkansas                                                         Florida
Crossett........................................   256,500       Palatka............................................  185,000
Florida                                                          Georgia
Palatka.........................................   231,000       LaGrange...........................................   58,500
Georgia                                                          New York
Rincon..........................................   400,000       Plattsburgh........................................  149,500
Illinois                                                         Greenwich..........................................   73,500
Alsip...........................................    60,500       Vermont
Indiana                                                          Brattleboro........................................   81,500
Gary............................................    35,500       Washington
Louisiana                                                        Bellingham.........................................   85,000
Port Hudson.....................................   112,000       Wisconsin
Oklahoma                                                         Neenah.............................................  342,000
Muskogee........................................   337,000       Finland
Oregon                                                           Ikaalin............................................    7,000
Halsey..........................................   104,000       Nokia..............................................   83,000
Wauna...........................................   200,000       France
Maine                                                            Gien...............................................   73,500
Old Town........................................    90,000       Hondouv............................................   10,000
New York                                                         Kunheim............................................  104,500
Plattsburgh.....................................   155,000       Sotteville.........................................  111,000
Washington                                                       Great Britan
Bellingham......................................    93,000       Bridgend...........................................  111,000
Camas...........................................   141,000       Oughtibr...........................................  104,000
Wisconsin                                                        Horwich............................................   80,000
Green Bay (East)................................   180,000       Newcastle..........................................   20,500
Green Bay (West)................................   426,000       Wrexham............................................   29,500
Menasha.........................................   215,500       Greece
                                                                 Athens............................................    24,500
                                                                 Ireland
                                                                 Dublin............................................    23,000
                                                                 Italy
                                                                 Avigliano.........................................     8,000
                                                                 Casteln...........................................    61,000
                                                                 NL
                                                                 Cujik.............................................    83,000
                                                                 Spain
                                                                 Allo..............................................   100,000

* Shipments data includes shipments for Fort James mills and plants for December 2000 only.

Dixie Plants:  12                                                Oregon
56,000,000 cases annual capacity                                 Wauna(M)........................................   286,000
4,014,000 tons 2000 shipments*..........Capacity:  tons          Washington
-------------------------------------------------------          Bellingham (S)..................................   135,000
                                                                 Camas(M)........................................   286,000

Bowling Green, KY.............................   2,000,000
Bentworth, Ontario............................   2,500,000       Other Pulp and Paper Facilities: 10
Bramton, Ontario..............................   2,000,000       Other Converting Plants:                   Capacity:  tons
Darlington, SC................................   6,000,000       ----------------------------------------------------------
Edmonton, Alberta.............................     500,000       Arkansas:  Crossett
Epic, MI (Parchment)..........................   4,500,000         Poly coating..................................   140,000
Fort Smith, AR................................   3,500,000         121,000 tons shipped in 2000*
Lehigh Valley, PA (Easton)....................   1,000,000
Leominster, MA................................   5,000,000       Alabama
Lexington, KY.................................   2,500,000       Naheala.........................................   278,000
Los Angeles, CA...............................   5,500,000       Georgia
Sandusky, OH..................................   1,000,000       Rinco...........................................   408,000
                                                                 Maine
Non-woven Plants:  1                                             Old Town........................................   103,000
2,500,000 tons annual capacity                                   Oklahoma
118,000 tons 2000 shipments*...............Capacity:  tons       Muskogee........................................   355,000
----------------------------------------------------------       Oregon
                                                                 Halsey..........................................   150,500
Wisconsin                                                        Wauna...........................................   182,500
                                                                 Wisconsin
Green Bay (West) .............................   2,500,000       Green Bay (East)................................   189,500
                                                                 Green Bay (West)................................   549,500
Airlaid Plants:  2                                               Washington
40,000,000 tons annual capacity                                  Camas...........................................   193,500
2,591,000 tons 2000 shipments*.............Capacity:  tons       Mexico
----------------------------------------------------------       Toluca..........................................    27,000

Wisconsin                                                        Lignin Product Plants:  2
                                                                 271,000 tons annual capacity
Green Bay (East) .............................  15,000,000       240,000 tons 2000 shipments                Capacity:  tons
Green Bay (West) .............................  25,000,000       ----------------------------------------------------------
                                                                 Texas:  Houston
Other Paperboard Mills - Bleached Board (B):  2                    Lignin converting.............................    11,000
512,000 tons annual capacity                                     Washington:  Bellingham
242,000 tons 2000 shipments*               Capacity:  tons         Lignin........................................   260,000
----------------------------------------------------------

Alabama
Naheola (B)...................................     305,000
Arkansas
Crossett (B)..................................     207,000

Market Pulp (M) and Sulfite (S): 5
1,517,000 tons annual capacity
112,000 tons 2000 shipments*               Capacity:  tons
----------------------------------------------------------

Alabama
Naheola(M)....................................     579,500
Maine
Old Town(M)...................................     230,500

* Shipments data includes shipments for Fort James mills and plants for December 2000 only.

Other Chemical Plant:  1

7,000,000 gals. Annual capacity

6,500,000 gals. 2000 shipments.......Capacity:  gals.
-----------------------------------------------------
Washington:  Bellingham

Alcohol................................     7,000,000

Other Operations:  2
Polyethylene Film Plant:  1
21,000,000 lbs. Annual capacity
21,000,000 lbs. 2000 shipments........Capacity:  lbs.
-----------------------------------------------------
North Carolina

Hamlet.................................    21,000,000

Polyethylene Wrapping Plant:  1
6,500 tons annual capacity
7,000 tons 2000 shipments.............Capacity:  tons
-----------------------------------------------------
New York

Warwick................................         6,500

Kraft Paper Mills:  1

312,000,000 tons. Annual capacity
302,430,000 tons. 2000 shipments......Capacity:  tons
-----------------------------------------------------

Florida:
Palatka................................   312,000,000

                          Georgia-Pacific Corporation

                    Consumer Products Distribution Centers

US:  20 locations
Aurora, CO
Bangor, ME
Bolingbrook, IL
Bowling Green, KY
Breiningsville, PA
Easton, PA
Fairburn, GA
Ft. Smith, AR
Ft. Worth, TX
Green Bay (East), WI
Green Bay (West), WI
Hawaii, HI
Meridian, MS
Muskogee, OK
Pennington, AL
Portland, OR
Rincon, GA
Tangent, OR
Walnut, CA
Woodland, CA

Europe: 18 locations
Bridgend, UK
Bryn, UK
Horwich, UK
Liverpool, UK
Llandow, UK
Manchester, UK
Newcastle, UK
Oughtibridge, UK
Salford, UK
Stubbins, UK
Wrexham, UK
Horning, Denmark
Dublin, Eire
Ratoath, Eire
Swords, Eire
Larvik, Norway
Barcelona, Spain
Madrid, Spain